                                                       SCHEDULE TO EXHIBIT 10.16


                      WASHINGTON GROUP INTERNATIONAL, INC.

                           INDEMNIFICATION AGREEMENTS
                      WITH DIRECTORS AND EXECUTIVE OFFICERS


            NAME                                     DATE OF AGREEMENT
            ----                                     -----------------
DIRECTORS
     David H. Batchelder                             September 12, 1996
     Leonard R. Judd                                 July 9, 1993
     Robert S. Miller, Jr.                           September 12, 1996
     Dorn Parkinson                                  September 12, 1996
     Terry W. Payne                                  September 12, 1996
     John D. Roach                                   September 12, 1996
     Dennis R. Washington                            September 12, 1996

OFFICERS
     Reed N. Brimhall                                April 19, 1999
     Frank S. Finlayson                              July 29, 1997
     Stephen G. Hanks                                September 12, 1996
     Alvia L. Henderson                              July 13, 2000
     Vincent L. Kontny                               April 14, 2000
     Roger J. Ludlam                                 February 1, 1999
     David L. Myers                                  July 7, 2000
     Richard D. Parry                                September 12, 1996
     Ambrose L. Schwallie                            August 6, 1999
     Craig G. Taylor                                 April 10, 1997
     Robert C. Wiesel                                July 7, 2000
     Thomas H. Zarges                                September 12, 1996
